Exhibit 10.7
                                 LOAN AGREEMENT

      This Agreement is entered into by and among Marc Sherman ("Sherman"), Edward L. Cummings ("Cummings"), David A. Loppert ("Loppert"), Carl C. Saracino ("Saracino"), Michael P. Sheerr ("Sheerr") and Windsortech, Inc., a Delaware corporation (the "Company"), on and as of April 24, 2002. Sherman, Cummings, Loppert, Saracino and Sheerr are sometimes hereinafter referred to, individually, as a "Shareholder" or "Lender" and, collectively, as the "Shareholders" or "Lenders".

      WHEREAS, Sherman, Cummings, Loppert, Saracino and Sheerr severally own an aggregate of 9,000,000 shares of the capital stock of the Company (the "Shares"), representing approximately 75% of all outstanding Shares;

      WHEREAS, the Company needs additional funds to conduct its business operations; and

      WHEREAS, on the terms and conditions hereafter set forth, the Shareholders are willing to lend money to the Company.

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

      1. Subject to the terms and conditions hereafter set forth, Sherman, Cummings, Loppert, Saracino and Sheerr each severally agree to lend, $110,000.00 to the Company (individually, a "Loan" and collectively, the "Loans"). The Loans will be evidenced by the Company's Promissory Notes in the form attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5 (individually, a "Note" and collectively, the "Notes"). The obligation to repay the Loans will be secured by the grant of a security interest in all of the Company's assets pursuant to a Security Agreement in the form attached hereto as Exhibit B (the "Security Agreement"). The Lenders have agreed to allocate the collateral covered by the Security Agreement amongst themselves in accordance with an Intercreditor Agreement in the form attached hereto as Exhibit C (the "Intercreditor Agreement").

      2. Anything herein or in any of the Notes or the Security Agreement to the contrary notwithstanding, on and after the date hereof, each Lender irrevocably and unconditionally agrees that at the written request of the Borrower's Board of Directors, such Lender will promptly execute and deliver to the Borrower or any other person, firm or entity designated in such written request, all agreements, documents or instruments required to evidence or give effect to the subordination of all or such part of Lender's rights hereunder or under any related Security Agreement as the Borrower's Board of Directors shall request in order to facilitate or give effect to any other debt or equity financing proposed to be entered into by the Borrower.

      3. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, successors and assigns.

      4. This Agreement may be entered into any number of counterparts, each of which shall be deemed to be an original.

      5. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

      6. This Agreement constitutes the full and complete expression of the agreement and understanding of the parties hereto with the respect to the subject matter hereof.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on and as of the date first above written.


[CORPORATE SEAL]                   WINDSORTECH, INC.
ATTEST:

/s/ David A. Loppert
-------------------------------    By /s/ Marc Sherman
                                      -------------------------------
                                                 President

WITNESS:

/s/ David A. Loppert               /s/        Marc Sherman
-------------------------------    ----------------------------------

WITNESS:

/s/ David A. Loppert               /s/     Edward L. Cummings
-------------------------------    ----------------------------------

WITNESS:

/s/ Marc Sherman                   /s/       David A. Loppert
-------------------------------    ----------------------------------

WITNESS:

/s/ David A. Loppert               /s/       Carl C. Saracino
-------------------------------    ----------------------------------

WITNESS:

/s/ David A. Loppert               /s/       Michael P. Sheerr
-------------------------------    ----------------------------------

                                                                     EXHIBIT A-1

                                 PROMISSORY NOTE


Borrower:  Windsortech, Inc.               Lender:  Mr. Marc Sherman
           70 Lake Drive                            70 Lake Drive
           Hightstown, NJ 08520                     Hightstown, NJ 08520
                                                    609-426-4666



Principal Amount:                  Interest Rate:                Date of Note:
$110,000.00                           12.00%                    April 24, 2002


PROMISE TO PAY. Windsortech, Inc., a Delaware corporation ("Borrower"), promises to pay to Mr. Marc Sherman ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Ten Thousand & 00/100 Dollars ($110,000.00), together with interest at the rate of 12.00% per annum on the unpaid principal balance from the date set forth above until paid in full.

PAYMENT. Borrower will pay interest on the outstanding principal amount of this Note monthly in arrears until this Note has been repaid in full. Borrower's first payment is due May 1, 2002, and all subsequent payments are due on the same day of each month after that. Unless previously repaid, the full amount of the outstanding principal amount of this Note, together will all accrued and unpaid interest thereon will be due and payable on April 23, 2003 (the "Maturity Date"). Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/365 basis: that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Anything herein to the contrary notwithstanding, Borrower shall pay all amounts due hereunder at the Maturity Date in lawful money of the United States unless Lender shall have elected to instead be paid by Borrower (in whole or part) with such number of shares of the Borrower's capital stock as shall equal the result of dividing the amount not paid in cash by the market value per share of each share of the Borrower's capital stock as determined by an independent, professional valuation firm on or about the date hereof.

PREPAYMENT. Borrower may pay in the manner set forth above without penalty all or a portion of the amount owed earlier than it is due. Early partial payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to pay all amounts due hereunder. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If
Borrower sends such a payment, Lender may accept it without losing any of Lenders rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mr. Marc Sherman, 70 Lake Drive, Hightstown, NJ 08520.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.

                                     A-1-1

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note by 5.000 percentage points. In any event, the interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the existing interest rate provided for in this Note.

AGREEMENT TO SUBORDINATE. Lender irrevocably acknowledges that he has irrevocably and unconditionally agreed in a Loan Agreement between Borrower and Lender dated the date hereof (the "Loan Agreement') to subordinate all or part of his rights hereunder or under the Security Agreement referred to in the Loan Agreement as and to the extent contemplated in or required by the Loan Agreement.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or agreements, including a Security Agreement, or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement, instrument or document between Lender and Borrower.

      Dissolution or Insolvency. The dissolution or termination of Borrower's existence as a going business or the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

CURE PROVISIONS. If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                                     A-1-2

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that, in Lender's sole opinion, are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Mercer County, NJ.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, to the fullest extent allowed by law, waives presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note as maker shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on and as of the date set forth above.


[CORPORATE SEAL]                        BORROWER:
ATTEST:                                 WINDSORTECH, INC.


By /s/ David A. Loppert                 By /s/ Marc Sherman
   ------------------------------       ------------------------------
Authorized Officer                      President

                                     A-1-3

                                                                     EXHIBIT A-2

                                 PROMISSORY NOTE


Borrower:  Windsortech, Inc.                     Lender:  Mr. Edward L. Cummings
           70 Lake Drive                                  70 Lake Drive
           Hightstown, NJ 08520                           Hightstown, NJ 08520
                                                          609-426-4666





 Principal Amount:                 Interest Rate:                 Date of Note:
    $110,000.00                        12.00%                    April 24, 2002

PROMISE TO PAY. Windsortech, Inc., a Delaware corporation ("Borrower"), promises to pay to Mr. Edward L. Cummings ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Ten Thousand & 00/100 Dollars ($110,000.00), together with interest at the rate of 12.00% per annum on the unpaid principal balance from the date set forth above until paid in full.

PAYMENT. Borrower will pay interest on the outstanding principal amount of this Note monthly in arrears until this Note has been repaid in full. Borrower's first payment is due May 1, 2002, and all subsequent payments are due on the same day of each month after that. Unless previously repaid, the full amount of the outstanding principal amount of this Note, together will all accrued and unpaid interest thereon will be due and payable on April 23, 2003 (the "Maturity Date"). Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/365 basis: that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Anything herein to the contrary notwithstanding, Borrower shall pay all amounts due hereunder at the Maturity Date in lawful money of the United States unless Lender shall have elected to instead be paid by Borrower (in whole or part) with such number of shares of the Borrower's capital stock as shall equal the result of dividing the amount not paid in cash by the market value per share of each share of the Borrower's capital stock as determined by an independent, professional valuation firm on or about the date hereof.

PREPAYMENT. Borrower may pay in the manner set forth above without penalty all or a portion of the amount owed earlier than it is due. Early partial payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to pay all amounts due hereunder. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If
Borrower sends such a payment, Lender may accept it without losing any of Lenders rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mr. Edward L. Cummings, 70 Lake Drive, Hightstown, NJ 08520.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.

                                     A-2-1

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note by 5.000 percentage points. In any event, the interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the existing interest rate provided for in this Note.

AGREEMENT TO SUBORDINATE. Lender irrevocably acknowledges that he has irrevocably and unconditionally agreed in a Loan Agreement between Borrower and Lender dated the date hereof (the "Loan Agreement') to subordinate all or part of his rights hereunder or under the Security Agreement referred to in the Loan Agreement as and to the extent contemplated in or required by the Loan Agreement.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or agreements, including a Security Agreement, or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement, instrument or document between Lender and Borrower.

      Dissolution or Insolvency. The dissolution or termination of Borrower's existence as a going business or the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

CURE PROVISIONS. If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                                     A-2-2

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that, in Lender's sole opinion, are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Mercer County, NJ.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, to the fullest extent allowed by law, waives presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note as maker shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on and as of the date set forth above.


[CORPORATE SEAL]                        BORROWER:
ATTEST:                                 WINDSORTECH, INC.


By /s/ David A. Loppert                 By /s/ Marc Sherman
  -------------------------------          -------------------------------
Authorized Officer                      President


                                      A-2-3

                                                                     EXHIBIT A-3

                                 PROMISSORY NOTE


Borrower:   Windsortech, Inc.                Lender:     Mr. David A. Loppert
            70 Lake Drive                                70 Lake Drive
            Hightstown, NJ 08520                         Hightstown, NJ 08520
                                                         609-426-4666

Principal Amount:             Interest Rate:             Date of Note:
   $110,000.00                    12.00%                April 24, 2002


PROMISE TO PAY. Windsortech, Inc., a Delaware corporation ("Borrower"), promises to pay to Mr. David A. Loppert ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Ten Thousand & 00/100 Dollars ($110,000.00), together with interest at the rate of 12.00% per annum on the unpaid principal balance from the date set forth above until paid in full.

PAYMENT. Borrower will pay interest on the outstanding principal amount of this Note monthly in arrears until this Note has been repaid in full. Borrower's first payment is due May 1, 2002, and all subsequent payments are due on the same day of each month after that. Unless previously repaid, the full amount of the outstanding principal amount of this Note, together will all accrued and unpaid interest thereon will be due and payable on April 23, 2003 (the "Maturity Date"). Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/365 basis: that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Anything herein to the contrary notwithstanding, Borrower shall pay all amounts due hereunder at the Maturity Date in lawful money of the United States unless Lender shall have elected to instead be paid by Borrower (in whole or part) with such number of shares of the Borrower's capital stock as shall equal the result of dividing the amount not paid in cash by the market value per share of each share of the Borrower's capital stock as determined by an independent, professional valuation firm on or about the date hereof.

PREPAYMENT. Borrower may pay in the manner set forth above without penalty all or a portion of the amount owed earlier than it is due. Early partial payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to pay all amounts due hereunder. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If
Borrower sends such a payment, Lender may accept it without losing any of Lenders rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mr. David A. Loppert, 70 Lake Drive, Hightstown, NJ 08520.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.

                                     A-3-1

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note by 5.000 percentage points. In any event, the interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the existing interest rate provided for in this Note.

AGREEMENT TO SUBORDINATE. Lender irrevocably acknowledges that he has irrevocably and unconditionally agreed in a Loan Agreement between Borrower and Lender dated the date hereof (the "Loan Agreement') to subordinate all or part of his rights hereunder or under the Security Agreement referred to in the Loan Agreement as and to the extent contemplated in or required by the Loan Agreement.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or agreements, including a Security Agreement, or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement, instrument or document between Lender and Borrower.

      Dissolution or Insolvency. The dissolution or termination of Borrower's existence as a going business or the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

CURE PROVISIONS. If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                                     A-3-2

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that, in Lender's sole opinion, are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Mercer County, NJ.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, to the fullest extent allowed by law, waives presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note as maker shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on and as of the date set forth above.

[CORPORATE SEAL]                        BORROWER:
ATTEST:                                 WINDSORTECH, INC.


By /s/ David A. Loppert                 By /s/ Marc Sherman
  -------------------------------          -------------------------------
Authorized Officer                      President


                                      A-3-3

                                                                     EXHIBIT A-4

                                 PROMISSORY NOTE


Borrower: Windsortech, Inc.                  Lender:   Mr. Carl C. Saracino
          70 Lake Drive                                70 Lake Drive
          Hightstown, NJ 08520                         Hightstown, NJ 08520
                                                       609-426-4666


 Principal Amount:                 Interest Rate:             Date of Note:
    $110,000.00                        12.00%                April 24, 2002

PROMISE TO PAY. Windsortech, Inc., a Delaware corporation ("Borrower"), promises to pay to Mr. Carl C. Saracino ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Ten Thousand & 00/100 Dollars ($110,000.00), together with interest at the rate of 12.00% per annum on the unpaid principal balance from the date set forth above until paid in full.

PAYMENT. Borrower will pay interest on the outstanding principal amount of this Note monthly in arrears until this Note has been repaid in full. Borrower's first payment is due May 1, 2002, and all subsequent payments are due on the same day of each month after that. Unless previously repaid, the full amount of the outstanding principal amount of this Note, together will all accrued and unpaid interest thereon will be due and payable on April 23, 2003 (the "Maturity Date"). Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/365 basis: that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Anything herein to the contrary notwithstanding, Borrower shall pay all amounts due hereunder at the Maturity Date in lawful money of the United States unless Lender shall have elected to instead be paid by Borrower (in whole or part) with such number of shares of the Borrower's capital stock as shall equal the result of dividing the amount not paid in cash by the market value per share of each share of the Borrower's capital stock as determined by an independent, professional valuation firm on or about the date hereof.

PREPAYMENT. Borrower may pay in the manner set forth above without penalty all or a portion of the amount owed earlier than it is due. Early partial payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to pay all amounts due hereunder. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If
Borrower sends such a payment, Lender may accept it without losing any of Lenders rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mr. Carl C. Saracino, 70 Lake Drive, Hightstown, NJ 08520.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.

                                     A-4-1

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note by 5.000 percentage points. In any event, the interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the existing interest rate provided for in this Note.

AGREEMENT TO SUBORDINATE. Lender irrevocably acknowledges that he has irrevocably and unconditionally agreed in a Loan Agreement between Borrower and Lender dated the date hereof (the "Loan Agreement') to subordinate all or part of his rights hereunder or under the Security Agreement referred to in the Loan Agreement as and to the extent contemplated in or required by the Loan Agreement.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or agreements, including a Security Agreement, or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement, instrument or document between Lender and Borrower.

      Dissolution or Insolvency. The dissolution or termination of Borrower's existence as a going business or the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

CURE PROVISIONS. If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                                     A-4-2

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that, in Lender's sole opinion, are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Mercer County, NJ.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, to the fullest extent allowed by law, waives presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note as maker shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on and as of the date set forth above.


[CORPORATE SEAL]                        BORROWER:
ATTEST:                                 WINDSORTECH, INC.


By /s/ David A. Loppert                 By /s/ Marc Sherman
  -------------------------------          -------------------------------
Authorized Officer                      President

                                      A-4-3

                                                                     EXHIBIT A-5

                                 PROMISSORY NOTE


Borrower: Windsortech, Inc.                  Lender:   Mr. Michael P. Sheerr
          70 Lake Drive                                70 Lake Drive
          Hightstown, NJ 08520                         Hightstown, NJ 08520
                                                       609-426-4666


 Principal Amount:                  Interest Rate:            Date of Note:
    $110,000.00                         12.00%               April 24, 2002


PROMISE TO PAY. Windsortech, Inc., a Delaware corporation ("Borrower"), promises to pay to Mr. Michael P. Sheerr ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Ten Thousand & 00/100 Dollars ($110,000.00), together with interest at the rate of 12.00% per annum on the unpaid principal balance from the date set forth above until paid in full.

PAYMENT. Borrower will pay interest on the outstanding principal amount of this Note monthly in arrears until this Note has been repaid in full. Borrower's first payment is due May 1, 2002, and all subsequent payments are due on the same day of each month after that. Unless previously repaid, the full amount of the outstanding principal amount of this Note, together will all accrued and unpaid interest thereon will be due and payable on April 23, 2003 (the "Maturity Date"). Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/365 basis: that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Anything herein to the contrary notwithstanding, Borrower shall pay all amounts due hereunder at the Maturity Date in lawful money of the United States unless Lender shall have elected to instead be paid by Borrower (in whole or part) with such number of shares of the Borrower's capital stock as shall equal the result of dividing the amount not paid in cash by the market value per share of each share of the Borrower's capital stock as determined by an independent, professional valuation firm on or about the date hereof.

PREPAYMENT. Borrower may pay in the manner set forth above without penalty all or a portion of the amount owed earlier than it is due. Early partial payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to pay all amounts due hereunder. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If
Borrower sends such a payment, Lender may accept it without losing any of Lenders rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Mr. Michael P. Sheerr, 70 Lake Drive, Hightstown, NJ 08520.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $50.00, whichever is greater.

                                     A-5-1

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note by 5.000 percentage points. In any event, the interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the existing interest rate provided for in this Note.

AGREEMENT TO SUBORDINATE. Lender irrevocably acknowledges that he has irrevocably and unconditionally agreed in a Loan Agreement between Borrower and Lender dated the date hereof (the "Loan Agreement') to subordinate all or part of his rights hereunder or under the Security Agreement referred to in the Loan Agreement as and to the extent contemplated in or required by the Loan Agreement.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

      Payment Default. Borrower fails to make any payment when due under this Note.

      Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or agreements, including a Security Agreement, or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement, instrument or document between Lender and Borrower.

      Dissolution or Insolvency. The dissolution or termination of Borrower's existence as a going business or the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

CURE PROVISIONS. If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

                                     A-5-2

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Note, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that, in Lender's sole opinion, are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the loan payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Mercer County, NJ.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, to the fullest extent allowed by law, waives presentment, demand for payment and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note as maker shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note on and as of the date set forth above.


[CORPORATE SEAL]                        BORROWER:
ATTEST:                                 WINDSORTECH, INC.


By /s/ David A. Loppert                 By /s/ Marc Sherman
  -------------------------------          -------------------------------
Authorized Officer                      President


                                     A-5-3

                                                                       EXHIBIT B

                               SECURITY AGREEMENT

Borrower:         Windsortech, Inc.
                  70 Lake Drive
                  Hightstown, NJ 08520

Secured Parties:  Mr. Marc Sherman
                  Mr. Edward L. Cummings
                  Mr. David A. Loppert
                  Mr. Carl C. Saracino
                  Mr. Michael P. Sheerr
                  70 Lake Drive
                  Hightstown, NJ 08520

Grantor:          Windsortech, Inc.
                  70 Lake Drive
                  Hightstown, NJ 08520

THIS SECURITY AGREEMENT dated as of April 24, 2002 is made and executed among Windsortech, Inc., a Delaware corporation ("Grantor"); Windsortech, Inc., a Delaware corporation ("Borrower"); and Marc Sherman, Edward L. Cummings, David
A. Loppert, Carl C. Saracino and Michael P. Sheer (collectively, "Lenders").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lenders a Security Interest in the Collateral to secure the Indebtedness and the Obligations and agrees that Lenders shall have the rights stated in this Agreement with respect to the Collateral in addition to all other rights which Lenders may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means all of Grantor's following described property in the possession of Lenders (or in the possession of a third party subject to the control of Lenders), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

      All of the Borrower/Grantor's assets of whatever kind and wherever located, including without limitation, its accounts, contract rights, equipment, inventory, and all real, personal and intangible property

In addition, the word "Collateral" includes all of Grantor's above described property (however owned) derived from or relating to the foregoing, whether or not in the possession of Lenders (or in the possession of a third party subject to the control of Lenders), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

      (A) All property to which Lenders acquires title or documents of title.

      (B) All property assigned to Lenders.
      (C) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other Instruments and evidences of an obligation.
      (D) All records relating to any of the property described in this Collateral section, whether in the form of a writing, microfilm, microfiche, or electronic media.
      (E) All Income and Proceeds from the Collateral as defined herein.

CROSS-COLLATERALIZATION. In addition to the Indebtedness, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Borrower to Lenders, or any one or more of them, as well as all claims by Lenders against Borrower, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note or the Loan Agreement, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (A) Borrower and Grantor agree that Lenders need not tell Borrower or Grantor about any action or inaction Lenders take in connection with this Agreement; (B) Borrower and Grantor assume the responsibility for being and keeping informed about the Collateral; and (C) Borrower and Grantor waive any defenses that may arise because of any action or inaction of Lenders, including without limitation any failure of Lenders to realize upon the Collateral or any delay by Lenders in realizing upon the Collateral; and Borrower agrees to remain liable under the Notes no matter what action Lenders take or fail to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (A) this Agreement is executed at Borrower's request and not at the request of Lenders;
(B) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lenders; (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (D) Lenders have made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the Indebtedness or the Collateral. Lenders may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (A) grant any extension of time for any payment, (B) grant any renewal, (C) permit any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or failure to act shall affect Lenders' rights against Grantor or the Collateral.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL Grantor represents and warrants to Lenders that:

      Ownership. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances, registered pledges, adverse claims, and any other claims of others except as disclosed to and accepted by Lenders in writing prior to execution of this Agreement.

      Right to Pledge. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

      Authority; Binding Effect. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lenders. This Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

      No Further Assignment. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

      No Defaults. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.

      No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party.

      LENDERS'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lenders may hold the Collateral until all Indebtedness has been paid and satisfied. Lenders shall have the following rights in addition to all other rights Lenders may have by law:

      Maintenance and Protection of Collateral. Lenders may, but shall not be obligated to, take such steps as they deem necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lenders may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lenders' security interest, Lenders may choose the method(s) to be used.

      Income and Proceeds from the Collateral. Lenders may receive all Income and Proceeds and add it to the Collateral. Grantor agrees to deliver to Lenders immediately upon receipt, in the exact form received and without commingling with other property, all Income and Proceeds from the Collateral which may be received by, paid, or delivered to Grantor or for

      Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

      Application of Cash. At Lenders' option, Lenders may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lenders shall choose, whether or not matured.

      Transactions with Others. Lenders may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors or endorsers of the Indebtedness as Lenders deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lenders' rights against Grantor or the Collateral.

      All Collateral Secures Indebtedness. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices of Lenders.

      Collection of Collateral. Lenders at Lenders' option may, but need not, collect the Income directly from the Obligors. Grantor authorizes and directs the Obligors, if Lenders decide to collect the Income, to pay and deliver to Lenders all Income from the Collateral and to accept Lenders' receipt for the payments.

      Power of Attorney. Grantor irrevocably appoints Lenders as Grantor's attorneys-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Lenders' own names or in the name of Grantor, or otherwise, which in the discretion of Lenders may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

      Perfection of Security Interest. Upon Lenders' request, Grantor will deliver to Lenders any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lenders security interest, Lenders may choose the method(s) to be used. Upon Lenders' request, Grantor will sign and deliver any writings necessary to perfect Lenders' security interest. Grantor hereby appoints Lenders as Grantors irrevocable attorneys-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full or even though for a period of time Borrower may not be Indebted to Lenders.

LENDERS' EXPENDITURES. If any action or proceeding is commenced that would materially affect Lenders' interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lenders on Grantor's behalf may (but shall not be obligated to) take any action that Lenders deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lenders for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lenders to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lenders' option, will (A) be payable on demand;
(B) be added to the balances of the Notes and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Notes; or
(C) be treated as a balloon payment which will be due and payable at the earlier of the Notes' maturities. The Collateral also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lenders may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDERS. Lenders shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lenders' possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lenders shall have no responsibility for (A) any depreciation in value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lenders has or is deemed to have knowledge of such matters. Except as provided above, Lenders shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

      Payment or Performance Default. Borrower fails to make any payment when due under the Indebtedness.

      Other Defaults. Borrower or Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lenders and Borrower or Grantor.

      False Statements. Any warranty, representation or statement made or furnished to Lenders by Borrower or Grantor or on Borrower's or Grantor's behalf under this Agreement, the Notes, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

      Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document) to create a valid and perfected security interest or lien) at any time and for any reason.

      Death or Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor.

      Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's or Grantors accounts, including deposit accounts, with Lenders. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower or Grantor gives Lenders written notice of the creditor or forfeiture proceeding and deposits with Lenders monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lenders, in their sole discretion, as being an adequate reserve or bond for the dispute.

      Cure Provisions. If any default, other than a default in payment, is curable,it may be cured (and no event of default will have occurred) if Grantor, after receiving written notice from Lenders demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lenders deems in Lenders' sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lenders may exercise any one or more of the following rights and remedies:

      Accelerate   Indebtedness.   Declare  all   Indebtedness,   including  any
      prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower or Grantor.

      Collect the Collateral. Collect any of the Collateral and, at Lenders' option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

      Sell or distribute the Collateral. Sell the Collateral, at Lenders' discretion, as a unit or in parcels, at one or more public or private sales or distribute the Collateral as otherwise provided in this Agreement or the Loan Agreement. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lenders shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of any public sale, or of the date after which any private sale may be made. Notwithstanding the foregoing, no such or other notice shall be required if Lenders determine to distribute the Collateral to themselves as provided in this Agreement or the Loan Agreement. Grantor agrees that any requirement of reasonable notice is satisfied if Lenders malls notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lenders in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Lenders are located, setting forth the time and place of sale and a brief description of the property to be sold. Lenders may be a purchaser at any public sale.

      Foreclosure. Maintain a judicial suit for foreclosure and sale of the Collateral.

      Transfer Title. Effect transfer of title upon sale or distribution of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lenders as Grantor's attorneys-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

      Other Rights and Remedies. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

      Application of Proceeds. Apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, permissible fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lenders in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Borrower to Lenders, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Borrower agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the Indebtedness.

      Election of Remedies. Except as may be prohibited by applicable law, all of Lenders' rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lenders to pursue any remedy will not bar any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lenders' right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

      Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      Expenses. If Lenders institute any suit or action to enforce any of the terms of this Agreement, Lenders shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lenders incurs that in Lenders' opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Notes' rates from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lenders' expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

      Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

      Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of New Jersey.

      Choice of Venue. If there is a lawsuit, Grantor agrees upon Lenders' request to submit to the jurisdiction of the courts of Mercer County, State of New Jersey.

      No Waiver by Lenders. Lenders shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lenders. No delay or omission on the part of Lenders in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lenders of a provision of this Agreement shall not prejudice or constitute a waiver of Lenders' right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lenders, nor any course of dealing between Lenders and Grantor, shall constitute a waiver of any of Lenders' rights or of any of Grantor' obligations as to any future transactions. Whenever the consent of Lenders is required under this Agreement, the granting of such consent by Lenders in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lenders.

      Notices. Unless otherwise provided by applicable law, any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited In the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lenders informed at all times of Grantor's current address.

      Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

      Successor  Interests.  The terms of this  Agreement  shall be binding upon
      Grantor,   and  upon  Grantor's  successors  and  assigns,  and  shall  be enforceable by Lenders and their heirs, successors and assigns.

      Time is of the Essence. Time is of the essence in the performance of this Agreement.

      Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

      Agreement. The word "Agreement" means this Security Agreement, as this Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Security Agreement from time to time.

      Borrower.  The  word  "Borrower"  means  Windsortech,   Inc.,  a  Delaware
      corporation, and its successors and assigns.

      Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

      Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

      Event of Default. The words "Event of Default" mean any of the Events of Default set forth in this Agreement in the Default section of this Agreement.

      Grantor.   The  word  "Grantor"  means   Windsortech,   Inc.,  a  Delaware
      corporation.

      Income and Proceeds. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, whether voluntary or involuntary, by agreement or by operation of law, and all other property Grantor is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

      Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Notes (or any Related Documents), including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents. The liens and security interests created pursuant to this Agreement covering the Indebtedness which may be created in the future shall relate back to the date of this Agreement. In addition, and without limitation, the term "Indebtedness" includes all amounts identified in the Cross-Collateralization and Future Advances paragraphs as contained in one or more of the Related Documents.

      Lenders. The word "Lenders" means Marc Sherman, Edward L. Cummings,  David
      A. Loppert, Carl C. Saracino and Michael P. Sheerr, and their heirs, personal representatives, successors and assigns.

      Loan. The word "Loan" shall have the meaning given to it in the Loan Agreement.

      Loan Agreement. The word "Loan Agreement" means the Loan Agreement dated April 24, 2002 by and among Borrower, Grantor and Lenders, to which this Agreement is an exhibit.

      Notes. The word "Notes" means the Notes executed by Borrower in the individual principal amounts of $110,000.00 dated April 24, 2002, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

      Obligor. The word "Obligor" means without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

      Related Documents. The words "Related Documents" mean the Loan Agreement, the Notes and all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER  AND  GRANTOR  HAVE  READ AND  UNDERSTOOD  ALL THE  PROVISIONS  OF THIS
SECURITY AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 24, 2002. THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT

IS AND SHALL CONSTIITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                                              GRANTOR:
                                              WINDSORTECH, INC.


                                              By /s/ Marc Sherman
                                                 -------------------------------
                                                       President

                                              BORROWER:
                                              WINDSORTECH, INC.


                                              By /s/ Marc Sherman
                                                 -------------------------------
                                                       President

                                                                       EXHIBIT C

                             INTERCREDITOR AGREEMENT

      Intercreditor Agreement (this "Intercreditor Agreement" or this "Agreement") dated as of April 24, 2002, by, between, and among Marc Sherman ("Sherman"), Edward L. Cummings ("Cummings"), David A. Loppert ("Loppert"), Carl
C. Saracino ("Saracino"), Michael P. Sheerr ("Sheerr") and Windsortech, Inc., a Delaware corporation (the "Company" or the "Borrower"), with an address at 70 Lake Drive, Hightstown, NJ 08520. Sherman, Cummings, Loppert, Saracino and Sheerr are sometimes hereinafter referred to, individually, as a "Shareholder" or "Lender" and, collectively, as the "Shareholders" or "Lenders".

                                    Recitals

      Whereas, pursuant to a Loan Agreement dated as of the date hereof, Borrower proposes to borrow from Lenders an aggregate of Five Hundred Fifty Thousand Dollars ($550,000.00) (the "Loan"), which Loan is to be evidenced by five separate Promissory Notes delivered by Borrower to the Lenders (individually, a "Note" and collectively, the "Notes"), a Security Agreement dated as of the date hereof (the "Security Agreement") and UCC-1 financing statements (collectively, the "Loan Documents").

      Whereas, Borrower's obligations under the Loan Documents are secured by the Collateral referred to in the Security Agreement ("Collateral").

      Whereas, Lenders have filed UCC-1 financing statements against assets of Borrower.

      NOW THEREFORE, in order to induce the Lenders to make the Loan to Borrower under the Loan Documents and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Lenders and Borrower, each intending to be legally bound, agree as follows:

      1. Definition. "Liabilities" means all liabilities, whether primary, secondary, direct, contingent, sole, joint or several, similar or dissimilar, related, or unrelated, and interest thereon, heretofore, now, or hereafter owed by Borrower to Lenders.

      2. Lenders' Rights. With respect to any of the Liabilities, Lenders may at any time:

      (a) renew or extend the time for payment of all or any part thereof;

      (b) accept additional or replacement Collateral therefor;

      (c) add or replace any party primarily or secondarily  obligated  thereon;
and

      (d) release all or any part of the Collateral.

      3. Intercreditor of Lien Priorities.

      Until all Liabilities have been paid in full, any payments made by Borrower in respect of the Loan shall be made in equal amounts to and among the Lenders, who agree to apportion all amounts so paid to any of them in accordance with this sentence so that, without his consent, no Lender receives any payments from Borrower before or in preference to any other Lender. Without limiting the generality of the foregoing, Lenders agree that no action will be taken by any of them in respect of the Loan or the Collateral to the detriment or disadvantage of any other Lender.

      4. Bankruptcy.

      If Borrower becomes a debtor in a case under the United States Bankruptcy Code or any similar Federal or State statute, or Borrower or its property becomes subject to any other kind of insolvency, receivership, liquidation, or dissolution proceeding:

      (a) All Lenders shall be treated equally to the fullest extent possible and

      (b) All distributions of property in such case or proceeding on account of the Loan shall be distributed equally to Lenders until all Liabilities (including, without limitation, interest accrued on this Liabilities (after the initiation of any case under the United States Bankruptcy Code or any other such case or proceeding, whether or not such interest is an allowed claim against the debtor in such case or proceeding) have been paid in full.

      5. Restrictions on Assignment.

      Lenders have not heretofore sold, transferred or assigned, and shall not, without the agreement of the buyer, transferee or assignee to this Agreement, sell, transfer or assign, in whole or in part, any of the Indebtedness evidenced by any of the Notes.

      6. Notices.

      All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made a received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below, and actually presented at the address of the noticed party.

      If to any of the Lenders:

                  [Name of Lender]
                  70 Lake Drive
                  Hightstown, NJ 08520

                  With a copy to:

                  Mr. David A. Loppert
                  Windsortech, Inc.
                  70 Lake Drive
                  Hightstown, NJ 08520

      If to Borrower:

                  Windsortech, Inc.
                  70 Lake Drive
                  Hightstown, NJ 08520
                  Attention: Mr. Marc Sherman

Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

      7. Counterparts.

      This Agreement may be executed simultaneously in one or more counterparts, including by fax, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      8. Entire Agreement.

      This Agreement constitutes the entire understanding between the parties hereto concerning the subject matter of this Agreement. This Agreement may not be amended, except by an instrument in writing duly executed by all the parties hereto. All representations, warranties, covenants, terms, conditions and provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and permitted assigns of the parties hereto.

      9. Further Actions.

      At any time and from time to time after the date of execution of this Agreement, each party shall, without further consideration, take such actions and execute and deliver such documents as the other party may reasonably request to carry out the transactions contemplated by this Agreement.

      10. Governing Law.

      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey.

      IN WITNESS WHEREOF, the parties hereto have set their hand and seal the day and year first written above.

                                            LENDERS:

WITNESS:

/s/ David A. Loppert                        /s/         Marc Sherman
------------------------------------        ------------------------------------

WITNESS:

/s/ David A. Loppert                        /s/       Edward L. Cummings
------------------------------------        ------------------------------------

WITNESS:

/s/ Marc Sherman                            /s/        David A. Loppert
------------------------------------        ------------------------------------

WITNESS:

/s/ David A. Loppert                        /s/        Carl C. Saracino
------------------------------------        ------------------------------------

WITNESS:

/s/ David A. Loppert                        /s/        Michael P. Sheerr
------------------------------------        ------------------------------------


                                            BORROWER:

[CORPORATE SEAL]                            WINDSORTECH, INC.
ATTEST:

/s/ David A. Loppert
------------------------------------        By /s/       Marc Sherman
                                               ---------------------------------
                                                           President